Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
September 30, 2015

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Geographic Diversification

Consolidated Properties

As of September 30, 2015
State	# of Centers	GLA	% of GLA
South Carolina	5	1,593,898	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	692,478	6%
Michigan	2	670,560	6%
Texas	2	619,621	5%
Connecticut	2	601,538	5%
Delaware	1	565,707	5%
Alabama	1	557,014	5%
North Carolina	3	505,123	4%
New Jersey	1	489,706	4%
Tennessee	1	448,335	4%
Ohio	1	411,776	3%
Missouri	1	329,861	3%
Utah	1	319,661	3%
Louisiana	1	318,666	3%
Iowa	1	276,331	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Total	34	11,568,258	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Glendale, AZ	1	413,527	58.00%
Charlotte, NC	1	397,837	50.00%
Savannah, GA	1	377,286	50.00%
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Cookstown, ON	1	308,803	50.00%
Ottawa, ON (1)	1	284,218	50.00%
Bromont, QC	1	161,449	50.00%
Saint-Sauveur, QC	1	115,717	50.00%
Total	9	2,750,328

(1)	Excludes square feet to be completed and turned over to a magnet tenant at a later date.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 9/30/15	% Occupied 9/30/15		% Occupied 6/30/15		% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14
Deer Park, NY	749,074	95%		94%		94%	95%	95%
Riverhead, NY	729,734	98%		97%		97%	99%	98%
Rehoboth Beach, DE	565,707	100%		99%		98%	98%	98%
Foley, AL	557,014	93%		96%		96%	96%	96%
Atlantic City, NJ	489,706	94%		95%		94%	94%	90%
Sevierville, TN	448,335	100%		100%		99%	100%	100%
San Marcos, TX	441,821	98%		95%		97%	99%	99%
Myrtle Beach Hwy 501, SC	425,247	97%		98%		96%	96%	98%
Jeffersonville, OH	411,776	99%		97%		98%	98%	97%
Myrtle Beach Hwy 17, SC	402,791	99%		100%		100%	100%	100%
Charleston, SC	382,117	99%		99%		99%	99%	99%
Pittsburgh, PA	372,958	100%		99%		99%	100%	100%
Commerce II, GA	371,408	97%		96%		92%	99%	99%
Grand Rapids, MI	350,671	93%		N/A		N/A	N/A	N/A
Branson, MO	329,861	100%		99%		98%	100%	100%
Locust Grove, GA	321,070	100%		99%		100%	100%	100%
Howell, MI	319,889	94%		93%		93%	98%	98%
Park City, UT	319,661	99%		99%		99%	99%	100%
Mebane, NC	318,910	95%		100%		97%	100%	99%
Gonzales, LA	318,666	100%		100%		100%	100%	100%
Foxwoods, CT	311,640	94%		91%		N/A	N/A	N/A
Westbrook, CT	289,898	93%		95%		95%	96%	95%
Williamsburg, IA	276,331	99%		97%		99%	100%	100%
Lancaster, PA	254,002	99%		99%		99%	100%	100%
Hershey, PA	247,500	98%		95%		100%	100%	100%
Tilton, NH	245,698	98%		96%		96%	99%	98%
Hilton Head II, SC	206,544	95%		95%		95%	100%	100%
Fort Myers, FL	198,877	90%		91%		93%	91%	90%
Ocean City, MD	198,840	99%		99%		97%	98%	99%
Terrell, TX	177,800	97%		95%		96%	99%	100%
Hilton Head I, SC	177,199	97%		100%		100%	100%	99%
Barstow, CA	171,300	100%		100%		100%	100%	100%
Blowing Rock, NC	104,052	100%		97%		97%	100%	97%
Nags Head, NC	82,161	100%		100%		94%	100%	100%
Kittery I, ME(3)	N/A	N/A		100%		100%	100%	93%
Kittery II, ME(3)	N/A	N/A		92%		100%	100%	100%
Lincoln City, OR (2)	N/A	N/A		N/A		N/A	N/A	98%
Tuscola, IL(3)	N/A	N/A		88%		85%	87%	87%
West Branch, MI(3)	N/A	N/A		88%		88%	94%	94%
Total	11,568,258	97%	(1),(4)	97%	(1)	97%	98%	98%

(1)	Excludes the occupancy rate at our Foxwoods, CT center and Grand Rapids, MI center which opened during the second and third quarters of 2015, respectively, and have not yet stabilized.

(2)	Sold center in December 2014.

(3)	Sold centers in September 2015.

(4)	Excludes the occupancy rate at our Barstow, CA outlet center which was sold on October 5, 2015.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Unconsolidated joint venture properties
Location	Total GLA 9/30/15	% Occupied 9/30/15	% Occupied 6/30/15	% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14
Glendale, AZ	413,527	100%	99%	99%	97%	100%
Charlotte, NC (1)	397,837	99%	99%	98%	99%	99%
Savannah, GA (2)	377,286	99%	96%	N/A	N/A	N/A
Texas City, TX	352,705	99%	100%	98%	100%	100%
National Harbor, MD	338,786	99%	99%	97%	100%	100%
Cookstown, ON	308,803	100%	93%	96%	96%	95%
Ottawa, ON (3) (4)	284,218	97%	95%	92%	95%	N/A
Bromont, QC	161,449	74%	74%	73%	81%	81%
Saint-Sauveur, QC	115,717	97%	97%	92%	100%	100%
Wisconsin Dells, WI (5)	N/A	N/A	N/A	N/A	100%	100%
Total	2,750,328	97%	96%	95%	97%	98%

(1)	Center opened in July 2014.

(2)	Center opened in April 2015.

(3)	Excludes square feet to be completed and turned over to a magnet tenant at a later date.

(4)	Center opened in October 2014.

(5)	Sold our equity interest in center in February 2015.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Portfolio Occupancy at the End of Each Period (1)

(1) Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Average Tenant Sales Per Square Foot by Outlet Center Ranking As of September 30, 2015(1)

	12 Months	Period End	Sq Ft	% of	% of Portfolio
Ranking (2)	SPSF	Occupancy %	(in thousands)	Square Feet	NOI (3)
Consolidated Centers
Centers 1 - 5	$525	97%	2,328	22%	26%
Centers 6 - 10	$451	99%	1,730	16%	20%
Centers 11 - 15	$399	98%	1,953	18%	19%
Centers 16 - 20	$352	98%	1,672	16%	15%
Centers 21 - 25	$310	96%	1,664	15%	12%
Centers 26 - 31	$277	96%	1,387	13%	8%

	Cumulative	Cumulative	Cumulative	Cumulative	Cumulative
	12 Months	Period End	Sq Ft	% of	% of Portfolio
Ranking (2)	SPSF	Occupancy %	(in thousands)	Square Feet	NOI (3)
Consolidated Centers
Centers 1 - 5	$525	97%	2,328	22%	26%
Centers 1 - 10	$489	98%	4,058	38%	46%
Centers 1 - 15	$457	98%	6,011	56%	65%
Centers 1 - 20	$433	98%	7,683	72%	80%
Centers 1 - 25	$411	98%	9,347	87%	92%
Centers 1 - 31	$394	97%	10,734	100%	100%

Unconsolidated centers (4)	$403	99%	1,503	n/a	n/a

(1)
Sales are based on reports by retailers leasing outlet center stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on all tenants less then 20,000 square feet in size. Centers are ranked by sales per square foot as of September 30, 2015.

(2)	Outlet centers included in each ranking group (in alphabetical order) are as follows :
Centers 1 - 5: Deer Park, NY; Mebane, NC; Nags Head, NC; Riverhead, NY; Sevierville, TN
Centers 6 - 10: Branson, MO; Hilton Head I, SC; Lancaster, PA; Myrtle Beach 17, SC; Rehoboth Beach, DE
Centers 11 - 15: Atlantic City, NJ; Charleston, SC; Gonzales, LA; Locust Grove, GA; San Marcos, TX
Centers 16 - 20: Hershey, PA; Howell, MI; Jeffersonville, OH; Park City, UT; Pittsburgh, PA
Centers 21 - 25: Blowing Rock, NC; Commerce II, GA; Foley, AL; Hilton Head II, SC; Myrtle Beach 501, SC
Centers 26 - 31: Ocean City, MD; Fort Myers, FL; Terrell, TX; Tilton, NH; Westbrook, CT; Williamsburg, IA

Excludes outlet centers not open for 12 full calendar months and the Barstow, CA center sold in October 2015.

(3)
% of Portfolio NOI is based on the company’s forecast of 2015 property level net operating income which is defined as total operating revenues less property operating expenses and excludes termination fees and non-cash adjustments including straight-line rent, net above and below market rent amortization and gains or losses on sale of outparcels. The Company’s forecast is based on management’s estimates as of September 30, 2015 and may be considered a forward-looking statement which is subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and real estate conditions.  For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(4)	Includes domestic outlet centers open 12 full calendar months (Charlotte, NC; Glendale, AZ; National Harbor, MD; Texas City, TX).

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Major Tenants (1)

Ten Largest Tenants as of September 30, 2015
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	88	933,215	8.1%
Ascena Retail Group, Inc.	139	855,533	7.4%
PVH Corp.	78	432,881	3.7%
Nike, Inc.	37	405,234	3.5%
V. F. Corporation	43	370,855	3.2%
Ralph Lauren Corporation	38	354,946	3.1%
G-III Apparel Group, Ltd.	70	334,133	2.9%
Adidas AG	41	285,462	2.5%
Carter's, Inc.	62	282,811	2.4%
Hanes Brands	43	228,758	2.0%
Total of All Listed Above	639	4,483,828	38.8%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Lease Expirations as of September 30, 2015

(1) Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Leasing Activity (1) (2)

	3/31/2015	6/30/2015	9/30/2015	12/31/2015	Year to Date	Prior Year to Date(3)
Re-tenanted Space :
Number of leases	69	26	20		115	131
Gross leasable area	262,689	93,579	74,004		430,272	459,735
New initial base rent per square foot	$27.71	$29.98	$27.74		$28.21	$30.13
Prior expiring base rent per square foot	$24.90	$24.05	$24.07		$24.57	$24.31
Percent increase	11.3%	24.7%	15.3%		14.8%	23.9%

New straight line base rent per square foot	$31.15	$33.85	$30.60		$31.64	$32.84
Prior straight line base rent per square foot	$24.67	$23.46	$23.08		$24.13	$24.15
Percent increase	26.3%	44.3%	32.6%		31.1%	36.0%

Renewed Space:
Number of leases	172	43	27		242	233
Gross leasable area	833,106	184,777	113,394		1,131,277	1,097,175
New initial base rent per square foot	$24.94	$26.40	$24.29		$25.11	$22.22
Prior expiring base rent per square foot	$22.38	$22.67	$22.09		$22.40	$20.03
Percent increase	11.5%	16.4%	9.9%		12.1%	10.9%

New straight line base rent per square foot	$26.53	$27.58	$24.93		$26.54	$23.18
Prior straight line base rent per square foot	$21.74	$22.03	$21.79		$21.79	$19.61
Percent increase	22.0%	25.3%	14.4%		21.8%	18.2%

Total Re-tenanted and Renewed Space (3):
Number of leases	241	69	47		357	364
Gross leasable area	1,095,795	278,356	187,398		1,561,549	1,556,910
New initial base rent per square foot	$25.60	$27.60	$25.65		$25.96	$24.56
Prior expiring base rent per square foot	$22.98	$23.13	$22.87		$23.00	$21.29
Percent increase	11.4%	19.3%	12.2%		12.9%	15.4%

New straight line base rent per square foot	$27.64	$29.69	$27.17		$27.95	$26.03
Prior straight line base rent per square foot	$22.44	$22.51	$22.30		$22.43	$20.95
Percent increase	23.1%	31.9%	21.8%		24.6%	24.2%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

(2)	All 2015 information excludes the outlet centers in Kittery I & II, ME; Tuscola, IL; and West Branch, MI, which were sold on September 30, 2015, and Barstow, CA, which was sold on October 5, 2015.

(3)	Excludes outlet center in Lincoln City, Oregon, which was sold in December 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Consolidated Balance Sheets (dollars in thousands)

	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
ASSETS
Rental property
Land	$225,306	$217,994	$217,994	$217,994	$230,415
Buildings, improvements and fixtures	2,173,499	2,078,946	1,950,092	1,947,083	2,043,583
Construction in progress	63,445	95,167	154,328	98,526	75,000
	2,462,250	2,392,107	2,322,414	2,263,603	2,348,998
Accumulated depreciation	(727,921)	(699,836)	(680,739)	(662,236)	(708,515)
Total rental property, net	1,734,329	1,692,271	1,641,675	1,601,367	1,640,483
Cash and cash equivalents	20,661	16,949	14,661	16,875	10,824
Restricted cash	42,904	—	—	—	—
Rental property held for sale	19,286	46,862	46,530	46,005	—
Investments in unconsolidated joint ventures	197,964	212,939	205,083	208,050	249,659
Deferred lease costs and other intangibles, net	130,390	133,909	137,478	140,883	146,642
Deferred debt origination costs, net	10,688	11,417	11,606	12,126	9,794
Prepaids and other assets	74,577	74,393	71,924	72,354	82,715
Total assets	$2,230,799	$2,188,740	$2,128,957	$2,097,660	$2,140,117
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,080	$793,910	$793,741	$793,574	$794,729
Unsecured term loans, net of discounts	267,378	267,338	267,298	267,259	267,219
Mortgages payable, including premiums	281,966	276,942	285,068	271,361	247,240
Unsecured lines of credit	195,800	176,300	115,700	111,000	139,800
Total debt	1,539,224	1,514,490	1,461,807	1,443,194	1,448,988
Accounts payable and accruals	90,506	83,787	80,835	69,558	79,227
Deferred financing obligation	28,388	28,388	28,388	28,388	28,388
Other liabilities	31,405	30,639	31,076	32,634	29,300
Total liabilities	1,689,523	1,657,304	1,602,106	1,573,774	1,585,903
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	958	958	955	959
Paid in capital	802,638	798,587	794,652	791,566	801,363
Accumulated distributions in excess of net income	(256,180)	(272,948)	(270,124)	(281,679)	(276,218)
Accumulated other comprehensive loss	(33,943)	(22,470)	(25,755)	(14,023)	(7,382)
Equity attributable to Tanger Factory Outlet Centers, Inc.	513,473	504,127	499,731	496,819	518,722
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,207	26,712	26,481	26,417	27,595
Noncontrolling interest in other consolidated partnerships	596	597	639	650	7,897
Total equity	541,276	531,436	526,851	523,886	554,214
Total liabilities and equity	$2,230,799	$2,188,740	$2,128,957	$2,097,660	$2,140,117

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
REVENUES
Base rentals	$75,841	$72,329	$67,629	$69,732	$69,612	$215,799	$204,748
Percentage rentals	2,625	2,042	2,229	3,675	2,634	6,896	6,632
Expense reimbursements	30,542	29,909	33,364	32,075	29,463	93,815	90,457
Management, leasing and other services	1,253	1,727	1,283	1,043	1,225	4,263	2,548
Other income	2,645	1,729	1,421	1,849	2,255	5,795	5,799
Total revenues	112,906	107,736	105,926	108,374	105,189	326,568	310,184
EXPENSES
Property operating	36,231	34,958	37,732	34,968	32,798	108,921	102,454
General and administrative	11,514	11,612	11,305	11,652	11,334	34,431	32,817
Acquisition costs	—	—	—	—	—	—	7
Abandoned pre-development costs	—	—	—	769	—	—	1,596
Depreciation and amortization	28,785	24,272	23,989	25,398	25,774	77,046	77,034
Total expenses	76,530	70,842	73,026	72,787	69,906	220,398	213,908
Operating income	36,376	36,894	32,900	35,587	35,283	106,170	96,276
OTHER INCOME/(EXPENSE)
Interest expense	(13,933)	(13,088)	(13,089)	(14,527)	(13,902)	(40,110)	(43,404)
Loss on early extinguishment of debt	—	—	—	(13,140)	—	—	—
Gain on sale of assets and interests in unconsolidated entities	20,215	—	13,726	7,513	—	33,941	—
Other nonoperating income (expense)	89	(493)	306	234	437	(98)	560
Income before equity in earnings of unconsolidated joint ventures	42,747	23,313	33,843	15,667	21,818	99,903	53,432
Equity in earnings of unconsolidated joint ventures	3,713	2,046	2,543	2,853	2,479	8,302	6,200
Net income	46,460	25,359	36,386	18,520	24,297	108,205	59,632
Noncontrolling interests in Operating Partnership	(2,364)	(1,313)	(1,855)	(954)	(1,252)	(5,532)	(3,083)
Noncontrolling interests in other consolidated partnerships	(21)	435	(19)	(24)	(42)	395	(80)
Net income attributable to Tanger Factory Outlet Centers, Inc.	44,075	24,481	34,512	17,542	23,003	103,068	56,469
Allocation to participating securities	(494)	(308)	(408)	(481)	(481)	(1,210)	(1,391)
Net income available to common shareholders	$43,581	$24,173	$34,104	$17,061	$22,522	$101,858	$55,078
Basic earnings per common share
Net income	$0.46	$0.26	$0.36	$0.18	$0.24	$1.08	$0.59
Diluted earnings per common share
Net income	$0.46	$0.26	$0.36	$0.18	$0.24	$1.08	$0.59
Weighted average common shares
Basic	94,746	94,741	94,536	93,851	93,834	94,675	93,741
Diluted	94,799	94,795	94,697	93,922	93,902	94,737	93,811

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Funds from operations:
Net income	$46,460	$25,359	$36,386	$18,520	$24,297	$108,205	$59,632
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	28,428	23,919	23,637	25,052	25,425	75,984	75,909
Depreciation and amortization of real estate assets - unconsolidated joint ventures	5,411	5,038	4,076	4,164	3,040	14,525	8,048
Gain on sale of assets and interests in unconsolidated entities	(20,215)	—	(13,726)	(7,513)	—	(33,941)	—
Funds from operations	60,084	54,316	50,373	40,223	52,762	164,773	143,589
FFO attributable to noncontrolling interests in other consolidated partnerships	(45)	412	(42)	(46)	(62)	325	(139)
Allocation to participating securities	(640)	(583)	(560)	(795)	(1,045)	(1,783)	(2,858)
Funds from operations available to common shareholders	$59,399	$54,145	$49,771	$39,382	$51,655	$163,315	$140,592
Funds from operations per share	$0.59	$0.54	$0.50	$0.40	$0.52	$1.64	$1.42
Funds available for distribution to common shareholders:
Funds from operations	$59,399	$54,145	$49,771	$39,382	$51,655	$163,315	$140,592
Adjusted for -
Corporate depreciation excluded above	357	353	352	346	349	1,062	1,125
Amortization of finance costs	694	603	599	728	547	1,896	1,654
Amortization of net debt discount (premium)	139	(88)	14	(328)	(92)	65	(273)
Amortization of share-based compensation	3,994	3,953	3,613	3,817	3,813	11,560	10,934
Straight line rent adjustment	(1,924)	(1,549)	(1,269)	(1,047)	(1,666)	(4,742)	(5,027)
Market rent adjustment	825	383	916	961	734	2,124	2,247
2nd generation tenant allowances	(1,428)	(4,128)	(956)	(6,718)	(2,570)	(6,512)	(8,824)
Capital improvements	(3,555)	(4,558)	(2,738)	(7,668)	(12,701)	(10,851)	(29,251)
Adjustments from unconsolidated joint ventures	(506)	(399)	(479)	(940)	(286)	(1,384)	(543)
Funds available for distribution	$57,995	$48,715	$49,823	$28,533	$39,783	$156,533	$112,634
Funds available for distribution per share	$0.58	$0.49	$0.50	$0.29	$0.40	$1.57	$1.14
Dividends paid per share	$0.285	$0.285	$0.240	$0.240	$0.240	$0.810	$0.705
FFO payout ratio	48%	53%	48%	60%	46%	49%	50%
FAD payout ratio	49%	58%	48%	83%	60%	52%	62%
Diluted weighted average common shs.	99,877	99,873	99,775	99,023	99,003	99,815	98,930

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Unconsolidated Joint Venture Information

The following table details certain information as of September 30, 2015, except for Net Operating Income ("NOI") which is for the nine months ended September 30, 2015, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	397,837	$44.0	$5.2	$45.0

Columbus (2)	Columbus, OH	50.0%	—	12.3	—	—

Galveston/Houston	Texas City, TX	50.0%	352,705	32.6	3.7	32.5

National Harbor	National Harbor, MD	50.0%	338,786	51.4	4.1	41.8

RioCan Canada (3)	Various	50.0%	870,187	129.7	4.7	5.9

Savannah (4) (5)	Savannah, GA	50.0%	377,286	98.2	4.2	42.6

Westgate	Glendale, AZ	58.0%	413,527	49.8	4.3	36.0

Wisconsin Dells (6)	Wisconsin Dells, WI	50.0%	N/A	—	0.3	—

Total				$418.0	$26.5	$203.8

(1)	Center opened on July 31, 2014.

(2)	Center is currently under construction.

(3)
Includes a 161,449 square foot center in Bromont, Quebec, a 308,803 square foot center in Cookstown, Ontario, a 284,218 square foot center in Ottawa, Ontario (which opened on October 17, 2014), a 115,717 square foot center in Saint-Sauveur, Quebec, as well as due diligence costs for additional potential sites in Canada.

(4)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership column, which states our legal interest in this venture. As of September 30, 2015, based upon the liquidation proceeds we would receive from a hypothetical liquidation of our investment based on depreciated book value, our estimated economic interest in the venture was approximately 98%. Our economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

(5)	Center opened on April 16, 2015.

(6)	In February 2015, we closed on the sale of our equity interest in the joint venture in Wisconsin Dells.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Non-GAAP Pro Rata Balance Sheet and Income Statement
The following pro rata information is not, and is not intended to be, a presentation in accordance with GAAP. The pro rata balance sheet and income statement data reflect our proportionate economic ownership of each asset in our portfolio that we do not wholly own. These assets may be found in the table above entitled, “Unconsolidated Joint Venture Information.” The amounts shown in the column labeled “Consolidated” were prepared on a basis consistent with the Company’s consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. The amounts in the column labeled “Pro Rata Portion Unconsolidated Joint Ventures” were derived on a property-by-property basis by applying to each financial statement line item the ownership percentage interest used to arrive at our share of net income or loss during the period when applying the equity method of accounting. A similar calculation was performed for the amounts in the column labeled “Pro Rata Portion Noncontrolling interests.”
We do not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent our legal claim to such items. The operating agreements of the unconsolidated joint ventures generally provide that partners may receive cash distributions (1) quarterly, to the extent there is available cash from operations, (2) upon a capital event, such as a refinancing or sale or (3) upon liquidation of the venture. The amount of cash each partner receives is based upon specific provisions of each operating agreement and vary depending on factors including the amount of capital contributed by each partner and whether any contributions are entitled to priority distributions. Upon liquidation of the joint venture and after all liabilities, priority distributions and initial equity contributions have been repaid, the partners generally would be entitled to any residual cash remaining based on the legal ownership percentage shown in the table above entitled “Unconsolidated Joint Venture Information”.

We provide pro rata balance sheet and income statement information because we believe it assists investors and analysts in estimating our economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of pro rata financial statements has limitations as an analytical tool. Some of these limitations include:

•The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and
•Other companies in our industry may calculate their pro rata interest differently than we do, limiting the usefulness as a comparative measure.
Because of these limitations, the pro rata balance sheet and income statement should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, We compensate for these limitations by relying primarily on our GAAP results and using the pro rata balance sheet and income statement only supplementally.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Non-GAAP Pro Rata Balance Sheet as of September 30, 2015 (dollars in thousands)

		Non-GAAP Pro Rata Adjustments
	Consolidated	Pro Rata Portion Noncontrolling Interests	Pro Rata Portion Unconsolidated Joint Ventures	Non-GAAP Pro Rata Balance Sheet
ASSETS
Rental property
Land	$225,306	$—	$55,557	$280,863
Buildings, improvements and fixtures	2,173,499	(160)	336,711	2,510,050
Construction in progress	63,445	—	16,960	80,405
	2,462,250	(160)	409,228	2,871,318
Accumulated depreciation	(727,921)	—	(27,937)	(755,858)
Total rental property, net	1,734,329	(160)	381,291	2,115,460
Cash and cash equivalents	20,661	—	16,249	36,910
Restricted cash	42,904	—	—	42,904
Rental property held for sale	19,286	—	—	19,286
Investments in unconsolidated joint ventures	197,964	(436)	(197,528)	—
Deferred lease costs and other intangibles, net	130,390	—	10,292	140,682
Deferred debt origination costs, net	10,688	—	2,605	13,293
Prepaids and other assets	74,577	—	4,471	79,048
Total assets	$2,230,799	$(596)	$217,380	$2,447,583
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,080	$—	$—	$794,080
Unsecured term loans, net of discounts	267,378	—	—	267,378
Mortgages payable, including premiums	281,966	—	203,818	485,784
Unsecured lines of credit	195,800	—	—	195,800
Total debt	1,539,224	—	203,818	1,743,042
Accounts payable and accruals	90,506	—	15,006	105,512
Deferred financing obligation	28,388	—	—	28,388
Other liabilities	31,405	—	(1,444)	29,961
Total liabilities	1,689,523	—	217,380	1,906,903
Commitments and contingencies	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	—	—	958
Paid in capital	802,638	—	—	802,638
Accumulated distributions in excess of net income	(256,180)	—	—	(256,180)
Accumulated other comprehensive income	(33,943)	—	—	(33,943)
Equity attributable to Tanger Factory Outlet Centers, Inc.	513,473	—	—	513,473
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,207	—	—	27,207
Noncontrolling interest in other consolidated partnerships	596	(596)	—	—
Total equity	541,276	(596)	—	540,680
Total liabilities and equity	$2,230,799	$(596)	$217,380	$2,447,583

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Non-GAAP Pro Rata Statement of Operations year to date September 30, 2015 (dollars in thousands)

		Non-GAAP Pro Rata Adjustments
	Consolidated	Pro Rata Portion Noncontrolling Interests	Pro Rata Portion Unconsolidated Joint Ventures	Non-GAAP Pro Rata Statement of Operations
REVENUES
Base rentals	$215,799	$(10)	$27,250	$243,039
Percentage rentals	6,896	—	1,363	8,259
Expense reimbursements	93,815	(5)	13,943	107,753
Management, leasing and other services	4,263	—	—	4,263
Other income	5,795	—	1,060	6,855
Total revenues	326,568	(15)	43,616	370,169
EXPENSES
Property operating	108,921	(3)	16,928	125,846
General and administrative	34,431	—	212	34,643
Acquisition costs	—	—	—	—
Abandoned pre-development costs	—	—	—	—
Depreciation and amortization	77,046	(5)	14,459	91,500
Total expenses	220,398	(8)	31,599	251,989
Operating income	106,170	(7)	12,017	118,180

OTHER INCOME/(EXPENSE)
Interest expense	(40,110)	2	(3,785)	(43,893)
Gain on sale of assets and interests in unconsolidated entities	33,941	—		33,941
Other nonoperating income (expense)	(98)	461	9	372
Income before equity in earnings of unconsolidated joint ventures	99,903	456	8,241	108,600
Equity in earnings of unconsolidated joint ventures	8,302	(61)	(8,241)	—
Net income	108,205	395	—	108,600
Noncontrolling interests in Operating Partnership	(5,532)	—	—	(5,532)
Noncontrolling interests in other consolidated partnerships	395	(395)	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	103,068	—	—	103,068
Allocation to participating securities	(1,210)	—	—	(1,210)
Net income available to common shareholders	$101,858	$—	$—	$101,858

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

External Growth Pipeline Summary as of September 30, 2015

Project/Market	Projected Opening	Approx Size in Sq Ft (000s)	Est Total Net Cost (millions)	Cost to Date (millions)	Tanger Ownership Percentage	Est Total Construction Loan (millions)	Amount Drawn (millions)	Est Future Tanger Capital Requirement (millions)	Projected Stabilized Yield (1)

Under construction:
New Developments
Southaven, MS (Memphis) (2,3)	11/20/15	320	67.8	47.5	50%	60.0	15.2	—	9.5% - 10.5%
Columbus, OH (4)	2Q16	355	94.9	19.7	50%	—	—	37.6	10.0% - 11.0%
Total New Developments		675	$162.7	$67.2		$60.0	$15.2	$37.6	10.3%

Expansions -
None
Total Expansions		—	$—	$—		$—	$—	$—	—%

Total Under Construction		675	$162.7	$67.2		$60.0	$15.2	$37.6	10.3%

Pre-development:
None

(1)
While actual yields for individual projects may vary, the company's current targeted stabilized yield on estimated total net cost for development projects is 9% - 11% in the United States and 7% - 9% in Canada. Weighted average projected stabilized yields for projects under construction are calculated using the midpoint of the projected stabilized yield disclosed for each project, or the midpoint of the company's targeted stabilized yield for projects labeled TBD.

(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from the gain or losses of asset sales.

(3)			Joint venture is consolidated for financial reporting purposes.
(4)			Partners currently plan to initially fund the project with equity, but may secure mortgage financing upon stabilization.
The company's estimates, projections and judgments with respect to projected opening date, approximate size, estimated total net cost, Tanger ownership percentage, estimated total construction loan, estimated future Tanger capital requirement and projected stabilized yield for new development and expansion projects are subject to adjustment prior to and during the development process. Estimated total net cost shown net of outparcel sales and public financing. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2015
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$195,800	LIBOR + 1.00%		10/24/2017
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
2024 Senior unsecured notes	250,000	3.75%	3.819%	12/1/2024
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(6,041)
Total unsecured debt	$1,257,259
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,393) (3)	$47,391	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Deer Park, NY (net of discount of $924) (4)	149,076	LIBOR + 1.50%	2.80%	8/30/2018
Foxwoods, CT (5)	70,250	LIBOR + 1.65%		12/5/2017
Southaven, MS (6)	15,248	LIBOR + 1.75%		4/29/2018
Total secured mortgage debt	$281,965
Tanger's share of unconsolidated JV debt:
Charlotte (7)	$45,000	LIBOR + 1.45%		11/24/2018
Galveston/Houston (8)	32,500	LIBOR + 1.50%		7/01/2017
National Harbor (9)	41,850	LIBOR + 1.65%		11/13/2019
RioCan Canada (including premium of $331) (10)	5,938	5.75%	4.18%	5/10/2020
Savannah (11)	42,570	LIBOR + 1.65%		5/21/2017
Westgate (12)	35,960	LIBOR + 1.75%		6/27/2017
Total Tanger's share of unconsolidated JV debt	$203,818

(1)
The company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)	On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%.

(3)	Represents mortgages assumed in the acquisitions of various properties.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a five year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements to hedge our variable exposure on notional amounts aggregating $150.0 million. The interest rate swap agreements fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80% on such amounts through August 14, 2018.

(5)	In December 2014, the joint venture closed on a mortgage loan with the ability to borrow up to $70.3 million. The loan initially matures on December 5, 2017, with two one -year extension options.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

(6)
In April 2015, the joint venture closed on a mortgage loan with the ability to borrow up to $60.0 million. The loan initially matures on April 29, 2018, with one two-year extension option. As of September 30, 2015 the balance on the loan was $15.2 million. The balance is available as constructions progresses.

(7)	In November 2014, the joint venture closed on a mortgage loan of $90.0 million. The loan initially matures on November 24, 2018, with one one -year extension option.

(8)
In July 2013, the joint venture closed on a mortgage loan with the ability to borrow up to $70.0 million with a maturity date of July 1, 2017 and the option to extend the maturity for one additional year. As of September 30, 2015, the balance on the loan was $65.0 million. The additional $5.0 million is available for future expansion.

(9)
In November 2014, the joint venture amended the initial construction loan to increase the amount available to borrow from $62.0 million to $87.0 million and extended the maturity date until November 13, 2019. As of September 30, 2015, the balance on the loan was $83.7 million. The additional $3.3 million is available for future expansion.

(10)
Represents the mortgage assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgage has a principal balance of $11.2 million and matures on May 10, 2020.

(11)
In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million. In September 2015, the loan maximum borrowing amount was increased to $100.9 million. The construction loan has a maturity date of May 21, 2017, with two options to extend the maturity date each for one additional year. As of September 30, 2015, the balance on the loan was $85.1 million. The additional $15.8 million is available for construction of the approximately 42,000 square foot expansion that is currently in process.

(12)
In May 2014, the joint venture amended and restated the initial construction loan to increase the amount available to borrow from $48.3 million to $62.0 million. The amended and restated loan had a maturity date of June 27, 2015. On April 1, 2015, the joint venture exercised the option to extend the maturity date of the loan to June 27, 2017. As of September 30, 2015, the balance on the loan was $62.0 million.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2015
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2015	$686	$62	$748
2016	12,842	254	13,096
2017 (1)	276,558	111,298	387,856
2018	168,432	45,284	213,716
2019	253,369	42,151	295,520
2020	303,566	4,438	308,004
2021	5,793	—	5,793
2022	4,436	—	4,436
2023	254,768	—	254,768
2024	255,140	—	255,140
2025 & thereafter	7,206	—	7,206
	$1,542,796	$203,487	$1,746,283
Net Discount on Debt	(3,572)	331	(3,241)
	$1,539,224	$203,818	$1,743,042
Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2015
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	175%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.95	Yes

(1)	Includes balances of $195.8 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all debt covenants related to the company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangerir@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2015